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                                                                    EXHIBIT 10.9

                                OPTION AGREEMENT


         This OPTION AGREEMENT (this "Agreement"), dated as of September 10, 1996 (the "Effective Date"), is by and between WASHINGTON CAPITAL MANAGEMENT, INC., as Investment Manager for Locals 302 and 612, International Union of Operating Engineers - Employers Construction Industry Retirement Fund ("Landlord"), and SeaMED CORPORATION, a Delaware corporation ("Tenant").

         Landlord is the owner of the property described on Exhibit A (the "Parcel 3") and plans to construct a building thereon of approximately 80,000 square feet ("Building 3"). Tenant is interested in obtaining the right to lease Parcel 3 and Building 3 (collectively, the "Premises").

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


SECTION 1.  OPTION.

         1.1 OPTION. Landlord grants to Tenant the option (the "Option") to lease the Premises on the terms contained herein and in the Lease attached as Exhibit B.

         1.2 OPTION TERM. Subject to the payment requirements of Section 1.4, the Option shall remain in full force and effect from September 4, 1996 through 5:00 P.M. on January 1, 2000 (the "Option Term").

         1.3 OPTION EXERCISE. Tenant shall exercise the Option, if at all, by written notice to Landlord within the Option Term, accompanied by (a) a signed original of the Lease attached as Exhibit B, (b) detailed plans and specifications for the tenant improvements requested by Tenant, and (c) the net worth documentation required by Section 1.5 below. Landlord agrees to make good faith efforts to complete the Premises within 15 months after exercise of the Option.

         1.4 OPTION PAYMENTS. In order to retain its rights under this Agreement, Tenant must make semi-annual payments of $92,500 to Landlord, commencing on July 1, 1997 and continuing until Building 3 is completed. If Tenant fails to make any such payment on the date due, the Option and this Agreement shall automatically terminate.

         1.5 NET WORTH CONDITION. Tenants rights under this Agreement are conditioned upon Tenant providing to Landlord, with its notice of exercise of the Option, audited financial statements demonstrating that Tenant's tangible net worth, as of the date the option is exercised, is at least $10,000,000. Net worth means the total shareholder's equity (including capital stock, additional paid in capital, and retained earnings after deducting treasury stock, but excluding minority interests in subsidiaries) which appear on the balance sheet of Tenant, less the sum of (a) all notes receivable from related parties, (b) the book value of intangible assets including good will, patents, trademarks, franchises and deferred charges (including

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organizational costs, deferred development expense, etc.) and similar assets, and (c) the write-up of assets above acquisition cost.

SECTION 2.  LEASE TERM AND BASE RENT.

         The term of the Lease shall be a length selected by Tenant; provided that it shall be a minimum of 10 years. The term shall commence on issuance of the certificate of occupancy for Building 3. The annual Base Rent shall be calculated as Total Project Costs times 11% and shall be paid in equal monthly payments. The Base Rent shall increase by 10% every 3 years during the Lease Term. Total Project Costs shall mean the sum of the Acquisition Costs and Construction Costs. Acquisition Costs shall mean the total cost incurred by Landlord in acquiring Parcel 3, calculated based on Landlord's cost of acquiring and holding the approximately 14 acres (the "Larger Parcel") which contains Parcel 3 and allocating those costs, prorata, based on the square footage of the Larger Parcel, including taxes, insurance and interest. Construction Costs mean the total costs incurred by Landlord in connection with the design, permitting and construction of the Premises, including, without limitation, design fees, permitting and mitigation fees, site work, off site infrastructure costs, and other construction costs. Construction Costs shall include a minimum of $2,240,000 of tenant improvement costs. On the Commencement Date, Landlord will provide to Tenant an estimate of the Total Project Costs and shall use that estimate in calculating an estimated Base Rent to be paid by Tenant until the final Total Project Cost figures are available and the actual Base Rent can be calculated, at which time the Base Rent shall be adjusted to the correct figure, and Tenant shall pay to Landlord any accumulated deficit between the amount paid and the actual Base Rent and Tenant shall receive a credit for any accumulated overpayment.


SECTION 3.  MISCELLANEOUS.

         3.1 NOTICES. Any demand, request or notice which either party hereto desires or may be required to make or deliver to the other shall be in writing and shall be deemed delivered when personally delivered, or when delivered by private courier service (such as Federal Express), when received by facsimile at the facsimile number shown below, addressed as follows:

          If to Tenant:                SeaMED Corporation
                                       ___________________________________
                                       ___________________________________
                                       ___________________________________
                                       ___________________________________
                                       Facsimile:_________________________

          If to Landlord:              Washington Capital Management, Inc.
                                       1301 Fifth Avenue, Suite 3636
                                       Seattle, Washington  98101
                                       Facsimile: (206) 382-0950


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The parties shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address by at least 15 days prior written notice to the other party. Each party shall have the right from time to time to specify additional parties to whom notice hereunder must be given by delivering to the other party 15 days prior written notice thereof, setting forth the address of such additional parties. Notice required to be delivered hereunder to either party shall not be deemed to be effective until the additional parties, if any, designated by such party have been given notice in a manner deemed effective pursuant to the terms of this Section 3.1.

         3.2 ENTIRE AGREEMENT; NO ORAL AMENDMENT. This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter hereof. No amendment of or supplement to this Agreement shall be valid or effective unless made in writing and executed by the parties hereto.

         3.3 ATTORNEYS' FEES. If litigation occurs between the parties hereto in connection with this Agreement, the prevailing party shall recover its costs, arising out of attorneys' fees and costs actually incurred, including for appeals, which shall be determined and fixed by the court as part of the judgment. The parties covenant and agree that they intend by this Section 3.3 to compensate for attorneys' fees actually incurred by the prevailing party to the particular attorneys involved at such attorneys' then normal hourly rates, and that this Section 3.3 shall constitute a request to the court that such rate or rates shall be deemed reasonable.

         3.4 APPLICABLE LAW. This Agreement shall be construed and interpreted under the laws of the State of Washington.

         3.5 AGREEMENT NOT ASSIGNABLE. This Agreement shall not be assignable by Tenant.


                                 "LANDLORD"

                                 WASHINGTON CAPITAL MANAGEMENT,
                                  INC.,
                                 As Investment Manager for Locals 302 and 612, International Union of Operating Engineers - Employers Construction Industry Retirement Fund



                                 By:/s/ Michael S. Barnes
                                    --------------------------------------------
                                      Michael Barnes

                                    Its VP & Principal
                                       -----------------------------------------

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                                 "TENANT"

                                 SeaMED CORPORATION,
                                 a Delaware corporation


                                 By:/s/ Don Rich
                                    --------------------------------------------
                                 Its    V.P. of Operations
                                    --------------------------------------------


STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

              I certify that I know or have satisfactory evidence that Michael Barnes is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the VP & Principal of WASHINGTON CAPITAL MANAGEMENT, INC., as Investment Manager for Locals 302 and 612, International Union of Operating Engineers Employers Construction Industry Retirement Fund to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

              Dated: 9/11/96               .
                    -----------------------
                                            /s/ Brian A. Guenther
                                            ------------------------------------
                                            (Signature of Notary Public)

                                                Brian A. Guenther
                                            ------------------------------------
                                            (Printed Name of Notary Public)
                                            My Appointment expires 4/23/00
                                                                  --------------

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

              I certify that I know or have satisfactory evidence that Don Rich is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Vice President of SeaMED Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

              Dated:  9/4/96               .
                    -----------------------
                                            /s/ William C. Neil
                                            ------------------------------------
                                            (Signature of Notary Public)

                                                William C. Neil
                                            ------------------------------------
                                            (Printed Name of Notary Public)
                                            My Appointment expires  1/18/97
                                                                  --------------


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